UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

THE BISYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue, New York, New York	10016

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	212-907-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On March 22, 2005, the registrant issued a press release announcing that Kevin J. Dell has stepped down from his position as Executive Vice President, General Counsel and Secretary of the registrant and announcing the appointment of Edward S. Forman as Senior Vice President, Acting General Counsel and Secretary of the registrant. Mr. Forman was formerly Senior Vice President, Associate General Counsel and Assistant Secretary of the registrant. The press release is filed herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit 99 Press release of The BISYS Group, Inc. issued on March 22, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
Date: March 22, 2005	By:	/s/Edward S. Forman
Edward S. Forman
Senior Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	Press release issued on March 22, 2005 by The BISYS Group, Inc.